UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 11, 2004

WELLCHOICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31513	71-0901607
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11 West 42nd Street New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 476-7800

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Item 7.	Pro Forma Financial Information and Exhibits.

(c) Exhibits. The following exhibit to this Current Report on Form 8-K is not being filed but is furnished pursuant to Items 9 and 12 below:

Exhibit No.	Description

99.1	Press release dated February 11, 2004, announcing financial results for the fourth quarter and year ended December 31, 2003.

Item 9.	Regulation FD Disclosure.

Item 12.	Results of Operations and Financial Condition.

The following information is furnished pursuant to this Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.”

On February 11, 2004, WellChoice, Inc., a Delaware corporation, issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is included as Exhibit 99.1 to this report.

All of the information furnished in this report and the accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 11, 2004	WELLCHOICE, INC. (Registrant)

	By:	/s/ John W. Remshard

John W. Remshard Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated February 11, 2004, announcing financial results for the fourth quarter and year ended December 31, 2003.

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